UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 1, 2015
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Summit Lake Drive, Suite 100
Valhalla, New York 10595
(Address of principal executive offices)
914-345-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K (the “Initial 8-K”) filed by Turtle Beach Corporation (the “Company”) on December 7, 2015. Furnished as Exhibit 99.1 to the Initial 8-K was an investor presentation containing certain business and financial information about the Company. This Amendment No. 1 is being filed solely for the purpose of amending and re-furnishing such investor presentation to clarify certain sales information presented therein.

Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 (including any other exhibits thereto) is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial 8-K.

Item 7.01. Regulation FD Disclosure

Investor Presentation

Certain information concerning our business and financial results can be currently accessed on our website, http://corp.turtlebeach.com/investor-relations under the heading “Investor Presentations.” Representatives of the Company expect to use this presentation, in whole or in part, and possibly with modifications, periodically in connection with conferences and presentations to investors, analysts and others. Portions of the presentation are attached hereto as Exhibit 99.1.

The investor presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures included in the presentation to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in Appendix A to the presentation. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation or this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in Item 7.01 of this report is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 17 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Turtle Beach Corporation Investor Presentation